Exhibit 10.7

FIFTH AMENDMENT TO
CREDIT AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the “Amendment”), dated effective as of August 31, 2017, is entered into by and between GULFMARK ENERGY, INC., a Texas corporation (“Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), acting through its Wells Fargo Business Credit operating division.

RECITALS

A. The Borrower, certain other parties thereto, and Wells Fargo, are parties to that certain Credit and Security Agreement dated August 27, 2009 (as the same has been and may be amended, restated or modified from time to time, the “Credit Agreement”). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

B. SERVICE TRANSPORT COMPANY, a Texas corporation (“STC”), ADAMS RESOURCES & ENERGY, INC., a Delaware corporation (“ARE”; together with STC, the “Guarantors”) and certain other parties thereto, have each executed that certain Continuing Guaranty dated as of August 21, 2009 in favor of Wells Fargo.

C. The Borrower has requested that certain amendments be made to the Credit Agreement, which Wells Fargo is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

ARTICLE I

Amendment to Credit Agreement

Section 1.1 Amendment to Exhibit A to Credit Agreement. Effective as of the date hereof, the following definition appearing on Exhibit A to the Credit Agreement is amended and restated to read in its entirety as follows:

“Maturity Date” is September 29, 2017.

Section 1.2 No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

ARTICLE II

Conditions Precedent

Section 2.1 Conditions Precedent. This amendment shall be effective when Wells Fargo shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to Wells Fargo in its sole discretion:

(a) This Amendment duly executed by the Borrower, the Guarantors and Wells Fargo.

(b) Such other matters as Wells Fargo may reasonably require.

ARTICLE III

Representations and Warranties; No Waiver

Section 3.1 Representations and Warranties. Borrower hereby represents and warrants to Wells Fargo as follows:

(a) Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrower and constitute the legal, valid and binding declaration of Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate or company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article 4 and Exhibit D of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

Section 3.2 No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a consent to or waiver of any default or Event of Default under the Credit Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by Wells Fargo, whether or not known to Wells Fargo and whether or not existing on the date of this Amendment. All terms and provisions of, and all rights and remedies of Wells Fargo under, the Loan Documents shall continue in full force and effect are hereby confirmed and ratified in all respects.

ARTICLE IV

Miscellaneous

Section 4.1 References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

Section 4.2 INDEMNIFICATION OF BANK. EACH OF THE BORROWER AND GUARANTORS HEREBY AGREES TO INDEMNIFY WELLS FARGO AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS, AFFILIATES, AND AGENTS (COLLECTIVELY, “RELEASED PARTIES”) FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) ANY AND ALL FAILURES BY BORROWER OR SUCH GUARANTOR TO COMPLY WITH ITS OR HIS AGREEMENTS CONTAINED IN THE LOAN DOCUMENTS, INCLUDING. WITHOUT LIMITATION, THIS AMENDMENT, (b) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (c) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (c) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (d) ANY BREACH PRIOR TO THE DATE HEREOF BY THE BORROWER OR SUCH GUARANTOR OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER

AMENDMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS OR THIS AMENDMENT, OR (e) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING (COLLECTIVELY, “RELEASED CLAIMS”). WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH ENTITY OR PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH ENTITY OR PERSON; PROVIDED HOWEVER, NO ENTITY OR PERSON SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 4.3 WAIVER AND RELEASE. TO INDUCE WELLS FARGO TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE BORROWER AND GUARANTORS REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT NEITHER IT NOR HE HAS ANY CLAIMS AGAINST RELEASED PARTIES AND IN ACCORDANCE THEREWITH IT OR HE:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT; AND

(b) RELEASE. RELEASES, ACQUITS AND FOREVER DISCHARGES RELEASED PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW,. FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, COUNTERCLAIMS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, BONDS, BILLS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH BORROWER OR SUCH  GUARANTOR  EVER  HAD,  NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS DIRECTLY OR INDIRECTLY CONTEMPLATED THEREBY.

Section 4.4 Costs and Expenses. Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Wells Fargo on demand for all costs and expenses incurred by Wells Fargo in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Wells Fargo for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Wells Fargo may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

Section 4.5 Counterparts. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Signatures transmitted by facsimile, email or other electronic medium shall be effective as originals.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BANK,		GULFMARK ENERGY, INC.
NATIONAL ASSOCIATION

By:	/s/ Ron M. Zeiber	By:	/s/ Josh Anders
	Ron M. Zeiber		Josh Anders
	Vice President		Chief Financial Officer

ACKNOWLEDGEMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned, each a guarantor of the indebtedness of GULFMARK ENERGY, INC., a Texas corporation (the “Borrower”), to Wells Fargo Bank, National Association (“Wells Fargo”), acting through its Wells Fargo Business Credit operating division, pursuant to that certain Continuing Guaranty dated as of August 27, 2009 (as the same has been or may have been amended, modified or restated from time to time, a “Guaranty”) hereby (i) acknowledges receipt of the foregoing Amendment, (ii) consents to the terms (including without limitation the release set forth in Section 4.3 of the Amendment) and execution thereof, (iii) reaffirms all obligations to Wells Fargo pursuant to the terms of the Guaranty, and (iv) acknowledges that Wells Fargo may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additionally or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower’s present and future indebtedness to Wells Fargo.

GUARANTORS:

SERVICE TRANSPORT COMPANY

By:	/s/ Josh Anders
Josh Anders
Chief Financial Officer

ADAMS RESOURCES & ENERGY, INC.

By:	/s/ Josh Anders
Josh Anders
Chief Financial Officer